Investment Portfoliosas of November 30, 2023 (Unaudited)
DWS Multi-Asset Moderate Allocation Fund
	Shares	Value ($)

Equity — Equity Funds 50.4%
DWS Core Equity Fund "Institutional" (a)	231,436	7,160,626
DWS Emerging Markets Equity Fund "Institutional" (a)	78,454	1,318,811
DWS RREEF Global Infrastructure Fund "Institutional" (a)	51,718	754,561
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	33,658	217,430
DWS RREEF Real Estate Securities Fund "Institutional" (a)	57,450	1,123,715
DWS Small Cap Core Fund "S" (a)	7,517	329,089
Total Equity — Equity Funds (Cost $6,566,536)		10,904,232

Equity — Exchange-Traded Funds 12.6%
iShares Core MSCI Europe ETF	16,932	892,486
iShares MSCI Japan ETF	13,686	856,880
iShares MSCI Pacific ex Japan ETF	7,614	310,727
SPDR S&P Emerging Asia Pacific ETF	4,356	435,516
SPDR S&P Global Natural Resources ETF	3,893	216,490
Total Equity — Exchange-Traded Funds (Cost $2,394,528)		2,712,099

Fixed Income — Bond Funds 4.7%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	7	49
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	37,748	217,050
DWS High Income Fund "Institutional" (a)	188,358	802,406
Total Fixed Income — Bond Funds (Cost $1,000,974)		1,019,505

Fixed Income — Exchange-Traded Funds 28.2%
iShares 7-10 Year Treasury Bond ETF, “B”	16,048	1,499,044
iShares Core International Aggregate Bond ETF	10,610	530,818
iShares GNMA Bond ETF	34,458	1,476,870
iShares JP Morgan USD Emerging Markets Bond ETF	7,620	654,329
iShares TIPS Bond ETF	2,032	213,746
Vanguard Intermediate-Term Corporate Bond ETF	21,799	1,713,184
Total Fixed Income — Exchange-Traded Funds (Cost $6,266,312)		6,087,991

	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.4%
U.S. Treasury Obligations
U.S. Treasury Bills, 5.315% (b), 3/21/2024 (c) (Cost $98,362)	100,000	98,387

	Shares	Value ($)

Fixed Income — Money Market Funds 3.7%
DWS Central Cash Management Government Fund, 5.38% (a) (d) (Cost $792,390)	792,390	792,390

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $17,119,102)	100.0	21,614,604
Other Assets and Liabilities, Net	0.0	1,804
Net Assets	100.0	21,616,408
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended November 30, 2023 are as follows:
Value ($) at 8/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 11/30/2023	Value ($) at 11/30/2023
Equity — Equity Funds 50.4%
DWS Core Equity Fund “Institutional” (a)
6,971,951	77,919	54,000	27,865	136,891	17,219	—	231,436	7,160,626
DWS Emerging Markets Equity Fund “Institutional” (a)
1,296,059	—	—	—	22,752	—	—	78,454	1,318,811
DWS RREEF Global Infrastructure Fund “Institutional” (a)
728,896	3,346	—	—	22,319	3,346	—	51,718	754,561
DWS RREEF Global Real Estate Securities Fund “Institutional” (a)
—	214,400	—	—	3,030	—	—	33,658	217,430
DWS RREEF Real Estate Securities Fund “Institutional” (a)
766,507	334,266	—	—	22,942	4,066	—	57,450	1,123,715
DWS Small Cap Core Fund “S” (a)
327,811	—	—	—	1,278	—	—	7,517	329,089
Fixed Income — Bond Funds 4.7%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
47	1	—	—	1	1	—	7	49
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
330,601	1,586	107,800	(6,884)	(453)	1,586	—	37,748	217,050
DWS High Income Fund “Institutional” (a)
789,790	12,357	—	—	259	12,357	—	188,358	802,406
Fixed Income — Money Market Funds 3.7%
DWS Central Cash Management Government Fund, 5.38% (a) (d)
668,212	1,583,006	1,458,828	—	—	8,277	—	792,390	792,390
11,879,874	2,226,881	1,620,628	20,981	209,019	46,852	—	1,478,736	12,716,127

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At November 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
TIPS: Treasury Inflation-Protected Securities

At November 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/19/2024	1	108,792	109,797	1,005
Euro Stoxx 50 Index	EUR	12/15/2023	6	279,052	286,776	7,724
S&P 500 E-Mini Index	USD	12/15/2023	2	432,105	457,675	25,570
Total unrealized appreciation						34,299
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$10,904,232	$—	$—	$10,904,232
Equity — Exchange-Traded Funds	2,712,099	—	—	2,712,099
Fixed Income — Bond Funds	1,019,505	—	—	1,019,505
Fixed Income — Exchange-Traded Funds	6,087,991	—	—	6,087,991
Government & Agency Obligations	—	98,387	—	98,387
Fixed Income — Money Market Funds	792,390	—	—	792,390
Derivatives (a)
Futures Contracts	34,299	—	—	34,299
Total	$21,550,516	$98,387	$—	$21,648,903

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Derivatives
The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of November 30, 2023 categorized by the primary underlying risk exposure.
Primary Underlying Risk Disclosure	Futures Contracts
Equity Contracts	$33,294
Interest Rate Contracts	$1,005
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DMAMAT-PH1
R-080548-2 (1/25)